                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement       / /  Confidential, for Use
                                            of the Commission
                                            Only (as permitted by
                                            Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12

                           DENTSPLY International Inc.
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement no.:
     (3) Filing Party:
     (4) Date Filed:

--------------------------------------------------------------------------------
                                               DENTSPLY INTERNATIONAL
                                               570 West College Avenue
                                               P.O. Box 872
                                               York, PA 17405-0872
                                               (717) 845-7511
                                               Fax (717) 854-2343

                                 April 19, 2000

Dear DENTSPLY Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders to be held on Wednesday, May 24, 2000, at 9:30 a.m., at the Company's Employee Meeting Room in York, Pennsylvania.

     The Annual Meeting will include voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, a report on Company operations and discussion.

     Whether or not you plan to attend, you can ensure that your shares are represented at the Annual Meeting by voting your proxy. This year, I am pleased to inform you that you have two ways to vote your proxy. You may vote by mail by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided or you may vote by internet by following the instructions on the proxy card or going to the internet at www.harrisbank.com/wproxy. Your vote is important. Please take a moment now to vote through one of the above methods.

                                        Sincerely,

                                        /s/ John C. Miles II
                                        John C. Miles II
                                        Chairman of the Board and
                                          Chief Executive Officer

LOGO

                          DENTSPLY INTERNATIONAL INC.
                            570 WEST COLLEGE AVENUE
                         YORK, PENNSYLVANIA 17405-0872

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 24, 2000

                            ------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of DENTSPLY International Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 24, 2000, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the following purposes:

          1. To elect three Class II directors to serve for a term of three years and until their respective successors are duly elected and qualified;

          2. To ratify the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 2000; and

          3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on April 5, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of at least ten days prior to the Annual Meeting, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania.

     THE BOARD OF DIRECTORS URGES YOU TO VOTE YOUR PROXY EITHER BY MAIL OR THROUGH THE INTERNET. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE VOTING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS,
                                                     BRIAN M. ADDISON
                                              Vice President, Secretary and
                                                     General Counsel

York, Pennsylvania
April 19, 2000

             YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU
                           OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. OR, IF YOU WISH, YOU MAY PROVIDE YOUR PROXY INSTRUCTION USING THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

                          DENTSPLY INTERNATIONAL INC.
                            570 WEST COLLEGE AVENUE
                         YORK, PENNSYLVANIA 17405-0872

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTSPLY International Inc., a Delaware corporation ("DENTSPLY" or the "Company"), for use at the Company's 2000 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Wednesday, May 24, 2000, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, together with the foregoing Notice and the enclosed proxy card, are first being sent to stockholders on or about April 19, 2000.

     The Board of Directors has fixed the close of business on April 5, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were 51,941,659 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. The presence, in person or by proxy, at the Annual Meeting of shares of Common Stock representing at least a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting.

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, either by mail or the internet, which is solicited by the Company's Board of Directors and which will be voted as you direct. In the absence of instructions, shares represented by properly provided proxies will be voted as recommended by the Board of Directors.

     Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail, facsimile or through the internet, and employees or agents of the Company may solicit proxies personally or by telephone.

     Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names. Shares represented by a duly completed proxy submitted by a nominee holder on behalf of beneficial owners will be counted for quorum purposes, and will be voted to the extent instructed by the nominee holder on the proxy card or through the internet. The rules applicable to a nominee holder may preclude it from voting the shares that it holds on certain kinds of proposals unless it receives voting instructions from the beneficial owners of the shares (sometimes referred to as "broker non-votes").

                             ELECTION OF DIRECTORS

     The Restated Certificate of Incorporation and the By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board of Directors. The Board is currently comprised of ten persons.

     Pursuant to the Company's Restated Certificate of Incorporation, the members of the Board of Directors are divided into three classes. Each class is to consist, as nearly as may be possible, of one-third of the whole number of members of the Board. The term of the Class II directors expires at the Annual Meeting. The terms of the Class III and Class I directors will expire at the 2001 and 2002 Annual Meetings of Stockholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which such director is elected.

     The three incumbent Class II directors are nominees for election this year for a three-year term expiring at the 2003 Annual Meeting of Stockholders. In the election, the three persons who receive the highest number of votes actually cast will be elected. The proxy named in the proxy card and on the internet voting site intends to vote for the election of the three Class II nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card or on the internet site, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxy may vote for another person designated by the Board of Directors or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.

     The Company's By-Laws require that stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders, comply with certain procedures. See "Stockholder Proposals for 2001 Proxy Statement".

     Set forth below is certain information with regard to each of the nominees for election as Class II directors and each continuing Class III and Class I director.

                  NOMINEES FOR ELECTION AS CLASS II DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Cynthia P. Danaher........................  Ms. Danaher has served as a business consultant, with a
     Age 41                                 focus on internet start-up companies, since November
                                            1999. From 1995 to 1999, Ms. Danaher served as the Vice
                                            President and Group General Manager for the
                                            Hewlett-Packard Medical Products Group. Ms. Danaher
                                            began her career at Hewlett-Packard in 1984 as a Sales
                                            Development Representative, and later served as Business
                                            Development Manager, Health Care Policy Specialist and
                                            Marketing Manager. Ms. Danaher became a director in June
                                            1999 and serves on the Audit and Information Technology
                                            Committee.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Leslie A. Jones...........................  Mr. Jones served as Chairman of the Board of the Company
     Age 60                                 from May 1996 to May 1998. He has been Chairman and a
                                            director of OBOS Inc., a manufacturer of communication
                                            devices, since August 1993. From 1992 until August 1993,
                                            he was a private investor. From January 1991 to January
                                            1992, he was a Senior Vice President and Special
                                            Assistant to the President of Dentsply International Inc
                                            ("Old Dentsply"). Prior to that time, Mr. Jones served
                                            as Old Dentsply's Senior Vice President of North
                                            American Operations. Mr. Jones has served as a director
                                            of the Company since the merger (the "Merger") of Old
                                            Dentsply and GENDEX Corporation on July 11, 1993, and
                                            prior thereto served as a director of Old Dentsply.

Edgar H. Schollmaier......................  Mr. Schollmaier is non-executive Chairman of Alcon
     Age 66                                 Laboratories of Fort Worth, Texas, a wholly owned
                                            subsidiary of Nestle S.A. He held the position of
                                            President of Alcon from 1972 to 1997 and was Chief
                                            Executive for the last twenty years of that term. He
                                            also serves as a director of Stevens International, Inc.
                                            and Incara Pharmaceuticals Corporation. Mr. Schollmaier
                                            has served as a director of the Company since June 1996.

                  DIRECTORS CONTINUING AS CLASS III DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Michael J. Coleman........................  Mr. Coleman is the President of Cape Publications and
     Age 56                                 publisher of FLORIDA TODAY, Melbourne, Florida, and has
                                            been the President of the South Regional Newspapers
                                            Group since 1991. From July 1986 to May 1991, Mr.
                                            Coleman was the President and publisher of the ROCKFORD
                                            REGISTER STAR. Mr. Coleman is a member of the National
                                            Newspaper Association and the American Society of
                                            Newspaper Editors. Mr. Coleman has served as a director
                                            of the Company since 1991.

Arthur A. Dugoni, D.D.S., M.S.D. .........  Dr. Dugoni has been Dean and Professor of Orthodontics
     Age 74                                 at the University of the Pacific School of Dentistry
                                            since 1978. He is a past President of the American
                                            Association of Dental Schools, and has served as
                                            President (1988), Treasurer (1987) and a member of the
                                            Board of Trustees (1989 to 1990) of the American Dental
                                            Association. Since 1992, Dr. Dugoni has been Treasurer
                                            of the Federation Dentaire Internationale, an
                                            international organization representing over 100
                                            countries in the areas of oral health and education.
                                            From 1990 to 1993, he was Director of the American Fund
                                            for Dental Health, a foundation that raises money to
                                            improve public health and the quality of dental
                                            education. Dr. Dugoni has served as a director of the
                                            Company since 1993.

John C. Miles II..........................  Mr. Miles assumed responsibility as Chairman of the
     Age 58                                 Board on May 20, 1998. Prior to that he was named Chief
                                            Executive Officer of the Company on January 1, 1996 and
                                            Vice Chairman of the Board on January 1, 1997. Prior to
                                            that he was President and Chief Operating Officer and a
                                            director of the Company since the Merger. Prior to that
                                            time he served as President and Chief Operating Officer
                                            and a director of Old Dentsply commencing in January
                                            1990.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
W. Keith Smith............................  Mr. Smith has been retired since December 31, 1998. He
     Age 65                                 served as Vice Chairman of Mellon Bank Corporation and
                                            Mellon Bank N.A. from July 1987 until December 31, 1998.
                                            He also has served as Chairman and Chief Executive
                                            Officer of The Boston Company and Boston Safe Deposit &
                                            Trust Company since May 1993. In addition, from August
                                            1994 until January 1995, he served as Chief Operating
                                            Officer of The Dreyfus Corporation, and subsequent to
                                            January 1995 he served as Chairman of the Board of The
                                            Dreyfus Corporation as well as Chairman of Buck
                                            Consultants, Inc. He currently serves as a director of
                                            Biomax Technologies Inc. and PP & L Resources, Inc. Mr.
                                            Smith has served as a director of the Company since the
                                            Merger and prior thereto served as a director of Old
                                            Dentsply.

                   DIRECTORS CONTINUING AS CLASS I DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Burton C. Borgelt.........................  Mr. Borgelt has been retired since May 1996. He was
     Age 67                                 named Chief Executive Officer of the Company on February
                                            8, 1995 and served in that capacity until December 31,
                                            1995. Mr. Borgelt served as Chairman of the Board of the
                                            Company from the Merger; he has served as a director of
                                            the Company since the Merger. Prior to the Merger, Mr.
                                            Borgelt served as Chairman of the Board and Chief
                                            Executive Officer of Old Dentsply commencing in March
                                            1989 and as the Chief Executive Officer and a director
                                            of Old Dentsply commencing in February 1981. Mr. Borgelt
                                            also serves as a director of Mellon Bank Corporation,
                                            Mellon Bank N.A. and De Vlieg Bullard, Inc.
Douglas K. Chapman........................  Mr. Chapman has been retired since March 1993. From
     Age 72                                 January 1978 to March 1993, he was Chairman and a
                                            director of ACCO World Corporation, a company involved
                                            in the manufacture and sale of office products, and from
                                            January 1987 to December 1990, he was also the Chief
                                            Executive Officer of ACCO World Corporation. Mr. Chapman
                                            has served as a director of the Company since the Merger
                                            and prior thereto served as a director of Old Dentsply.
C. Frederick Fetterolf....................  Mr. Fetterolf has been retired since August 1991. In
     Age 71                                 February 1983, he was elected a director and President
                                            of Alcoa, an aluminum and alumina producer, and was
                                            appointed Chief Operating Officer of Alcoa in April
                                            1985. He currently serves as a director of Allegheny
                                            Teledyne Incorporated, Teledyne Technologies, Union
                                            Carbide, Praxair Inc. and Commonwealth Industries. Mr.
                                            Fetterolf has been a director of the Company since
                                            December 1995.

VOTES REQUIRED

     The Class II directors will be elected by a plurality of the votes of shares present and entitled to vote. Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                THE NOMINEES FOR ELECTION AS CLASS II DIRECTORS.

BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors met five times during 1999. The Board has an Executive Committee, an Audit and Information Technology Committee, a Board Governance Committee and a Human Resources Committee, which has a Stock Option Subcommittee. The current composition and activities of the Committees are described below.

     The Executive Committee provides guidance to the executive officers of the Company between meetings of the Board. The members of the Executive Committee are Messrs. Miles (Chairman), Borgelt, Chapman and Jones. Mr. Jones served as Chairman of the Executive Committee in 1999. The Executive Committee held one telephone meeting during 1999.

     The Audit and Information Technology Committee (formerly known as the Audit Committee) is responsible for nominating the Company's independent auditors for approval by the Board; reviewing the scope, results and costs of the audit with the Company's independent auditors; reviewing the financial statements of the Company and the audit function to ensure compliance with requirements of regulatory agencies and appropriate disclosure of necessary information to the stockholders of the Company and reviewing and evaluating the information technology activities of the Company. The members of the Audit and Information Technology Committee are Messrs. Schollmaier (Chairman), Chapman and Jones and Ms. Danaher. The Audit and Information Technology Committee held five meetings during 1999, one of which was a telephone meeting.

     The Board Governance Committee is responsible for identifying and recommending individuals to serve on the Board, reviewing and recommending Board policies and appraising the performance of the Board. The members of this Committee are Messrs. Jones (Chairman), Miles and Smith. The Board Governance Committee held one meeting during 1999.

     The Human Resources Committee is responsible for evaluating and administering compensation levels for all officers of the Company. Its members are Messrs. Coleman (Chairman), Borgelt and Fetterolf and Dr. Dugoni. The Human Resources Committee met five times during 1999, one of which was a telephone meeting. The Stock Option Subcommittee was created in 1998 and is responsible for administering the Company's 1998 Stock Option Plan. Its members are Messrs. Coleman (Chairman) and Fetterolf and Dr. Dugoni.

     No director, except Mr. Coleman, attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which a director served during the year ended December 31, 1999.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP ("PWC"), certified public accountants, as auditors to audit the financial statements of the Company for the year ending December 31, 2000. The Company engaged PWC effective as of February 9, 2000 and chose not to renew the engagement of KPMG LLP who had served as auditors for the year ended December 31, 1999. The Audit and Information Technology Committee of the Board participated in and recommended the decision to change independent accountants which was approved by the Board of Directors.

     The audit reports of KPMG LLP on the consolidated financial statements of DENTSPLY International Inc. for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with its audits for the fiscal years ended December 31, 1999 and December 31, 1998, except as described below, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. There was a disagreement involving the Company's reporting of sales, cost of sales, receivables and inventories for the third quarter of 1998. This disagreement was discussed with the Audit Committee of the Company's Board of Directors and the Company has authorized KPMG LLP to respond fully to the inquiries of PWC concerning the subject matter of the disagreement.

     Management of the Company believed it had certain exposures relating to receivables from dealers located in Asia and the Commonwealth of Independent States (CIS) caused by the economic crisis in those geographic areas. Accordingly, management recorded a $4,450,000 reduction in third quarter sales and a $1,980,000 reduction in cost of sales to reflect the fact that the dealers might not be able to sell all of their inventories due to the depressed economic environment and that higher than usual levels of product returns would be received. Management believed that the anticipated returns should be reflected as a reduction in sales and cost of goods sold with a reduction in operating income of $2,470,000.

     KPMG LLP disagreed with the Company's management on this matter. KPMG LLP recommended to management that the reductions in sales and cost of sales be reversed and that they reasonably estimate any additional bad debt provisions that may be necessary for the Asian and CIS receivables. Management agreed to reverse its recorded entries related to sales and cost of sales and record an additional bad debt provision for $2,470,000 related to receivables due from the dealers in Asia and the CIS.

     In the event the appointment of PWC for 2000 is ratified, it is expected that PWC will also audit the books and accounts of certain subsidiaries of the Company at the close of their current fiscal years. A representative of PWC will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions. No representative of KPMG LLP is expected to be present at the Annual Meeting.

     The proposal to ratify the appointment of PWC will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If there is an abstention noted on the proxy materials on this proposal, the abstention will have the effect of a vote against the proposal even though the shares represented thereby will not be counted as having been voted for or against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PWC AS INDEPENDENT AUDITORS.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers of the Company whose salary and bonus for the year ended December 31, 1999 were in excess of $100,000 (collectively, the "named executive officers") for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                            ---------------------------------------   -------------------------------
                                                                             AWARDS           PAYOUTS
                                                                      ---------------------   -------
                                                          OTHER       RESTRICTED
                                                          ANNUAL        STOCK      OPTIONS/    LTIP      ALL OTHER
         NAME AND                  SALARY     BONUS    COMPENSATION    AWARD(S)      SARS     PAYOUTS   COMPENSATION
    PRINCIPAL POSITION      YEAR     ($)       ($)         ($)           ($)         (#)        ($)         ($)
    ------------------      ----   -------   -------   ------------   ----------   --------   -------   ------------
John C. Miles II            1999   550,000   302,400       --            --        142,500      --          91,789(1)
  Chairman of the Board     1998   550,000   282,800       --            --         94,700      --           3,021(1)
  and Chief Executive       1997   550,000   336,600       --            --         75,000      --           4,000(1)
  Officer(2)

Gerald K. Kunkle            1999   348,400   153,300       --            --         64,100      --          43,218(1)
  President and Chief       1998   335,000   172,300       --            --         56,000      --           3,021(1)
  Operating Officer         1997   325,000   198,900       --            --         63,400      --           4,000(1)

Thomas L. Whiting           1999   224,500   133,200       --            --         37,100      --          27,606(1)
  Senior Vice President     1998   217,000   113,300       --            --         27,500      --           3,021(1)
                            1997   206,000   125,800       --            --         17,400      --           4,000(1)

W. William Weston           1999   220,719    86,748       --            --         37,100      --          56,850(4)
  Senior Vice President(3)  1998   257,699   118,002       --            --         27,500      --          29,157(4)
                            1997   239,331   146,096       --            --         17,400      --          34,110(4)

William R. Jellison         1999   210,000    84,700       --            --         56,000      --          20,850(1)
  Senior Vice President     1998   147,288    69,400       --            --         16,500      --           2,822(1)
  and Chief Financial
  Officer

(1) Includes amounts contributed to The DENTSPLY International Inc. Employee Stock Ownership Plan (the "Company ESOP") and, in 1999, to the Company's Supplemental Executive Retirement Plan ("SERP"). Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the maximum amount that can be contributed annually to the Company ESOP in respect of any employee is generally an amount equal to the lesser of $30,000 or 25% of such employee's covered compensation. Employee interests in the Company ESOP and SERP are subject to vesting in accordance with the respective plans.

(2) In May 1998, Mr. Miles assumed responsibility as Chairman of the Board. In January 1997, Mr. Miles became Vice Chairman and Chief Executive Officer, at which time Gerald K. Kunkle was named President and Chief Operating Officer.

(3) Includes compensation for overseas assignment. Mr. Weston's compensation is paid in German marks. The exchange rates used to determine the U.S. dollar equivalents for 1999, 1998 and 1997 were .5133, .5993 and .5562, respectively.

(4) Includes amount contributed to the Company's SERP in 1999. Also includes compensation of $14,783, $17,260 and $17,427 for the tax effect of the company car which is treated as a benefit in kind, and contributions to the Company's German pension plan of $16,764, $11,897 and $16,683 in 1999, 1998 and 1997, respectively. The German pension plan is self-funded and becomes vested after ten years of service. Payment in the form of a pension commences at age 65 and is .65% times the number of years' service times the average of the last twelve months base salary.

     The following table sets forth certain information with respect to grants of options during the year ended December 31, 1999 and their potential realizable values.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------
                                                            % OF TOTAL
                                                             OPTIONS
                                                            GRANTED TO    EXERCISE                  GRANT DATE
                                               OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION     PRESENT
                   NAME                      GRANTED (#)   FISCAL YEAR    ($/SHARE)      DATE       VALUE ($)
                   ----                      -----------   ------------   ---------   ----------   ------------
John C. Miles II...........................    142,500        11.62        22.875     12/08/2009    1,271,086(1)
Gerald K. Kunkle...........................     64,100         5.23        22.875     12/08/2009      571,766(1)
Thomas L. Whiting..........................     37,100         3.03        22.875     12/08/2009      330,928(1)
W. William Weston..........................     37,100         3.03        22.875     12/08/2009      330,928(1)
William R. Jellison........................     18,900         1.54        27.875     05/19/2009      198,233(2)
                                                37,100         3.03        22.875     12/08/2009      330,928(1)

     The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 1999 and the value of options held at that date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF               VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS HELD       IN-THE-MONEY OPTIONS AT
                                                                AT FISCAL YEAR-END          FISCAL YEAR-END ($)(3)
                           SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
          NAME             ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------------   ------------   -----------   -------------   -----------   -------------
John C. Miles II.........         --              --          245,767        230,633        354,925        106,875
Gerald K. Kunkle.........         --              --           60,933        122,567             --         48,075
Thomas L. Whiting........         --              --           74,567         61,233        137,925         27,825
W. William Weston........         --              --           75,567         61,233        159,050         27,825
William R. Jellison......         --              --            5,500         67,000             --         27,825

(1) Determined using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield 1.09%, risk-free interest rate 6.24%, expected volatility 29%, and expected life 6.5 years.

(2) Determined using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield .81%, risk-free interest rate 5.72%, expected volatility 29%, and expected life 6.5 years.

(3) Represents the difference between the last reported sale price of the Common Stock as reported on the Nasdaq National Market on December 31, 1999 ($23.625) and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options.

EMPLOYMENT AGREEMENTS

     The Company is party to employment agreements with all of the named executive officers. Each of these employment agreements provides that, upon termination of such individual's employment with the Company as a result of the employee's death, the Company is obligated to pay the employee's estate the then current base compensation of the employee for a period of one year following the date of the employee's death, together with the employee's pro rata share of any incentive or bonus payments due for the period prior to the employee's death. Each of the employment agreements also provides that, in the event that the employee's employment is terminated by the Company (in certain cases without "cause," as defined in the employment agreements) or by the employee with "good reason" (as described in the employment agreements), (i) the Company will be obligated to pay the employee for a period of two years subsequent to termination of employment at the rate paid to the employee during the prior 12 month period, and (ii) the employee will be entitled to receive the benefits that would have been accrued by him during the two year period following termination of employment under employee benefit plans, programs or other arrangements of the Company or any of its affiliates in which the employee participated before the termination of his employment. In the event that such termination of employment is made by the Company without cause or by the employee with good reason after a "change in control" (as defined in the employment agreements), the employee may require the Company to pay to the employee, within five days after the employee's request for such payment, the present value of the amounts that would have been payable to him under the employment agreement during the two year period following such termination of employment.

     The Company has also entered into employment agreements with certain other members of senior management having terms substantially similar to those described above.

COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not employees of the Company ("Outside Directors") receive an annual fee of $20,000 ($22,000 for Outside Directors who are chairpersons of any committee of the Board) and an additional fee of $1,000 for each Board and committee meeting attended. In 1993, each Outside Director at that time received a non-discretionary grant of options to purchase 6,000 shares (after a split of the shares of Common Stock) of Common Stock under the 1993 Stock Option Plan. Additionally, any Director elected since 1993 received a non-discretionary grant of options at the time of their election to purchase 6,000 shares of Common Stock. Each Outside Director will automatically receive an additional grant of 6,000 options on every third anniversary of the date of the initial grant of options to each Director, respectively. Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings.

     During 1996, the Company established a new Directors' Deferred Compensation Plan (the "Deferred Plan"), which replaced the plan that was enacted during 1994. The Deferred Plan permits members of the Board of Directors who are not employees of the Company to elect to defer receipt of directors fees or other compensation for their services as directors. Eligible directors can elect to have their deferred payments administered as a cash with interest account or a stock unit account. Payment under the Deferred Plan will not be made to any Outside Director until the Director ceases to be a Board member.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From December 18, 1997 to date, Mr. Borgelt, Mr. Coleman, Dr. Dugoni and Mr. Fetterolf were members of the Human Resources Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 29, 2000 held by (i) each person who is known by the Company to have been the beneficial owner of more than five percent of the Company's Common Stock on such date, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer and the other Named Executive Officers, and (iv) all directors and executive officers of the Company as a group (based on 52,156,355 shares of Common Stock outstanding as of such date).

                                                                   SHARES OWNED
                                                                   BENEFICIALLY
               DIRECTORS, EXECUTIVE OFFICERS                  ----------------------
               AND FIVE PERCENT STOCKHOLDERS                   NUMBER        PERCENT
               -----------------------------                  ---------      -------
The DENTSPLY International Inc.
  Employee Stock Ownership Plan Trust.......................  6,827,944(1)    13.1
  c/o State Street Bank
  and Trust Company
  P. O. Box 1389
  Boston, MA 02104-1389
FMR Corp.
  82 Devonshire Street
  Boston, MA 02109 (2)......................................  2,749,300        5.3
Burton C. Borgelt...........................................    799,319(3)     1.5
John C. Miles II............................................    461,675(4)       *
Gerald K. Kunkle............................................     94,386(5)       *
Thomas L. Whiting...........................................    133,984(6)       *
W. William Weston...........................................    118,457(7)       *
William R. Jellison.........................................     11,758(8)       *
Douglas K. Chapman..........................................     21,986(9)       *
Michael J. Coleman..........................................     18,200(10)      *
Cynthia P. Danaher..........................................         --          *
Arthur A. Dugoni, D.D.S., M.S.D. ...........................     12,000(11)      *
C. Frederick Fetterolf......................................     11,000(12)      *
Leslie A. Jones.............................................    193,686(11)      *
Edgar H. Schollmaier........................................     16,000(13)      *
W. Keith Smith..............................................     24,570(11)      *
All directors and executive officers as a group (16
  persons)..................................................  1,990,826(14)    3.8

---------------

      *  Less than 1%

      (1) Participants in the Company ESOP have the right to direct the trustee of the Company ESOP as to the voting of shares allocated to such participants' accounts on all matters submitted to a vote of the stockholders of the Company, including the election of directors. Unallocated shares and shares as to which no directions are received by the trustee of the Company ESOP are voted as directed by the Company ESOP Committee, which consists of certain employees of the Company. As of February 29, 2000, 5,908,724 of the shares held by the trust holding the assets of the Company ESOP were allocated to participant accounts and 919,220 shares remained unallocated. Each Company ESOP participant who is fully vested is entitled to receive a distribution of all of the shares of common stock allocated to his or her account as soon as practicable after such participant's employment with the Company terminates. In general, except for certain participants who are age 55 or older and have been participants in the Company ESOP for at least 10 years, participants are not entitled to sell shares allocated to their accounts until their employment has terminated and the shares allocated to such participants' accounts are distributed to them.

      (2) Based on information contained in the Schedule 13G filed by FMR Corp. on February 11, 2000.

      (3) Includes 69,442 shares owned by a trust of which Mr. Borgelt is a co-trustee with shared investment and voting power, 23,166 shares held by Mr. Borgelt's grandchildren, 169,333 shares held in Mr. Borgelt's individual retirement account, 648 shares allocated to the Company ESOP account of Mr. Borgelt and 110,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 29, 2000.

      (4) Includes 61,084 shares allocated to the Company ESOP account of Mr. Miles, 11,794 shares held in Mr. Miles' individual retirement account, and 245,767 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 29, 2000.

      (5) Includes 2,186 shares allocated to the Company ESOP account of Mr. Kunkle and 77,200 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 29, 2000.

      (6) Includes 38,493 shares allocated to the Company ESOP account of Mr. Whiting and 74,567 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 29, 2000.

      (7) Consists of 42,890 shares held by Mr. Weston's spouse and 75,567 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 29, 2000.

      (8) Includes 1,000 shares owned by a trust of which Mr. Jellison is a co-trustee with shared investment and voting power, 1,258 shares allocated to the Company ESOP account of Mr. Jellison and 5,500 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 29, 2000.

      (9) Includes 9,986 shares owned by a trust of which Mr. Chapman is a co-trustee with shared investment and voting power and 12,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 29, 2000.

     (10) Includes 4,200 shares held by Mr. Coleman's spouse and 12,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 29, 2000.

     (11) Includes 12,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 29, 2000.

     (12) Includes 8,000 shares which could be acquired pursuant to exercise of stock options exercisable within 60 days of February 29, 2000.

     (13) Includes 6,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 29, 2000.

     (14) Includes 150,684 shares held by or for the benefit of others, 181,127 shares held in individual retirement accounts, 527 shares held in a 401(k) account, 110,413 shares allocated to employees' ESOP accounts and 728,135 shares which could be acquired pursuant to the exercise of warrants and options exercisable within 60 days of February 29, 2000.

     The Board of Directors has established stock ownership guidelines to encourage accumulation and retention of Common Stock by executives of the Company, including the named executive officers. The guidelines are stated as a multiple of annual base salary as follows: three times annual base salary for the chief executive officer; two times annual base salary for the chief operating officer; one times annual base salary for senior vice presidents; .75 times base salary for Vice Presidents and other Officers; and .50 times base salary for General Managers. The recommended time period for reaching the guidelines is five years. Common Stock allocated to officers in their Company ESOP account and individual retirement plans will be included but stock options will not be counted in determining ownership levels.

           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee is pleased to present its report on executive compensation. This report describes the components of the Company's executive officer compensation programs and the basis on which compensation determinations are made with respect to the executive officers of the Company.

     In May 1998, the Committee retained Towers Perrin to study and report on the Company's executive compensation practices. In November 1998, the Company again retained Towers Perrin to do competitive evaluations of the total compensation for twelve of the Company's corporate officer and executive positions. The Human Resources Committee reviewed the findings of these studies and made its recommendations to the Board of Directors of the Company at meetings held in December 1998.

COMPENSATION PHILOSOPHY

     It is the philosophy of the Company that a significant portion of executive compensation be directly linked to the Company's success in meeting profit, growth and corporate performance goals, as well as increases in stockholder value. The Human Resources Committee utilizes the following objectives as guidelines for compensation decisions:

     -- Provide a competitive total compensation package that enables the Company to attract and retain key personnel.

     -- Provide a broad-based compensation package that recognizes the contributions of all management personnel.

     -- Provide variable compensation opportunities, primarily on an annual basis, that are directly linked to corporate performance goals.

     -- Provide long-term compensation opportunities, through stock options, that align executive compensation with value received by stockholders.

     The Company does not anticipate that it will be affected in the near future by Section 162(m) of the Internal Revenue Code, which imposes an annual limit of $1,000,000 per person on the federal income tax deduction for executive compensation which is not performance based in accordance with certain requirements. If the Company were to determine that Section 162(m) might limit the deductibility of certain payments, the Company would consider the steps necessary to modify its compensation programs so that the problem of non-deductibility would be avoided.

COMPENSATION PROGRAM COMPONENTS

     The Human Resources Committee periodically reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The compensation program for executive officers is comprised of the following components: base salary, annual incentive compensation and stock options. Each of these components is summarized below.

     Base Salary. In December 1998, the Committee reviewed and approved the base salaries of John C. Miles II, Gerald K. Kunkle, Thomas L. Whiting, W. William Weston and William R. Jellison, in light of the information supplied by Towers Perrin in May and November, 1998 concerning industry practices and the recommendations made by them with respect to the Company's compensation policies. Based on the above information, effective in 1999, the Committee kept Mr. Miles' base salary at $550,000 and approved an increase in Mr. Kunkle's base salary from $335,000 to $348,400. Effective in 1999, the Committee approved an increase in the base salary of Mr. Whiting of $7,500 from $217,000 to 224,500. The base salaries of Messrs. Weston and Jellison were set by the Committee at 430,000 DM and $210,000, respectively.

     Among the factors that the Human Resources Committee considered in setting base salaries for executive officers were its interpretation of the Towers Perrin report regarding salary levels of executive officers of other manufacturing companies of similar size, and a subjective evaluation of the Company's performance. While the Committee believes that it will be appropriate to attempt to maintain base salaries in line with perceived industry averages for comparable companies, the amount of any particular salary increase will also depend upon the individual's job performance. In addition to the Towers Perrin report, the Chief Executive Officer's recommendations were taken into account in setting the base salaries of executive officers other than the Chief Executive Officer.

     Annual Incentive Compensation. Annual bonuses represent payments for the achievement of short-term objectives and recognize both the overall performance of the Company and individual performance in a given year. In December 1998, the Human Resources Committee approved a bonus program for senior executives in 1999.

     Under this bonus program, during 1999, certain target award opportunities were established for the Company's Chief Executive Officer ("CEO"), President and Chief Operating Officer ("COO"), Senior Vice Presidents and other management employees. For the CEO and COO, the target consisted solely of a budgeted level of corporate operating net income, while for the Senior Vice Presidents other than the Chief Financial Officer the targets consisted of: (i) the budgeted level of corporate net income; and (ii) the budgeted operating income level of the business group applicable to each such Senior Vice President. For Mr. Miles and Mr. Kunkle, the bonus award for 100% of targeted performance was set at 75% and 60%, respectively, of their base salaries, while for Messrs. Whiting, Weston and Jellison, the bonus awards for 100% of targeted performance were set at 55% of their respective base salaries. Messrs. Miles, Kunkle, Whiting, Weston and Jellison received bonus awards for 1999 of 55.0%, 44.0%, 59.3%, 39.3%, and 40.3%, respectively, of their base salaries.

     The Human Resources Committee reviewed Towers Perrin's report on the competitiveness of the Company's executive retirement benefits. Based on its review of the findings of the study, the Human Resources Committee determined that the retirement benefits of executives are not competitive. The Committee made recommendations to the Board of Directors of the Company at a meeting held in December 1998 regarding executive retirement benefits. Based on such recommendations the Board of Directors adopted the DENTSPLY International Inc. Supplemental Executive Retirement Plan ("SERP") effective January 1, 1999. The SERP is an unfunded "top-hat" plan for the purposes of providing additional retirement benefits for highly compensated employees of the Company, including the named executive officers, to make the Company's executive retirement benefits more competitive and to make up for contributions that would otherwise have been made for such executives under the terms of the Company's ESOP plan if it were not for the limitations imposed by the Internal Revenue Code.

                           HUMAN RESOURCES COMMITTEE

MICHAEL J. COLEMAN          BURTON C. BORGELT         ARTHUR A. DUGONI, DDS, MSD
                             C. FREDERICK FETTEROLF

STOCK OPTIONS

     The Company's 1998 Stock Option Plan is intended to motivate key employees to put forth maximum efforts toward the continued growth, profitability and success of the Company by providing incentives through the ownership and performance of the Company's Common Stock. The plan is designed to provide benefits to key management only to the extent that stockholders enjoy increases in value.

     In 1999, 400,300 stock options were granted to the Company's executive officers under the 1998 Stock Option Plan. The Stock Option Subcommittee of the Human Resources Committee considered the respective stock and option holdings of the executive officers of the Company in comparison with stock and option holdings of top executives of companies of similar size and growth records, based in large part upon the recommendations set forth in the Towers Perrin report, and made option awards during 1999 that were intended to keep its executive officers' holdings competitive with industry averages for comparable companies.

     In determining the number of stock options to be granted to Mr. Miles in 1999, the subcommittee compared Mr. Miles' base salary, bonus and past stock option grants to the compensation practices of corporations with revenues of $500 million to $1 billion in Towers Perrin's Executive Compensation Data Base. The grant made to Mr. Miles placed a greater emphasis on the long term portion of his total direct compensation (base salary, annual bonus and the Black Scholes value of DENTSPLY option grants) while still positioning his total direct compensation between the 50th and 75th percentiles of competitive practice.

                           STOCK OPTION SUBCOMMITTEE

MICHAEL J. COLEMAN       ARTHUR A. DUGONI, DDS, MSD       C. FREDERICK FETTEROLF

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following graph shows the cumulative total stockholder return on the Company's Common Stock over the last five fiscal years as compared to the returns of the Nasdaq Total Return Index and the Standard & Poor's Health Care Composite Index. The graph assumes that $100 was invested on December 31, 1994 in the Company's Common Stock and in the Nasdaq Total Return Index and the Standard & Poor's Health Care Composite Index and assumes reinvestment of dividends.

                                Comparison Table

                     YEAR ENDED
                    DECEMBER 31,                      1994   1995    1996    1997    1998    1999
                    ------------                      ----   -----   -----   -----   -----   -----
DENTSPLY International Inc..........................  100    128.1   153.2   198.2   168.7   156.3
S&P Health Care Composite Index.....................  100    157.8   190.6   273.9   395.0   362.5
Nasdaq Total Return Index...........................  100    141.3   173.9   213.1   300.2   542.4

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under federal securities laws, the Company's directors, certain officers, and persons holding more than 10% of the Common Stock of the Company are required to report, within specified monthly and annual due dates, their initial ownership and any subsequent changes in ownership to the Securities and Exchange Commission. The Company is required to describe in this Proxy Statement whether it has knowledge that any person required to file such report may have failed to do so in a timely manner. Based upon reports furnished to the Company and written representations and information provided to the Company by the persons, the Company believes that during fiscal 1999, all such persons complied with all applicable filing requirements, except that there were three transactions in January 1999 by family trusts of which Burton C. Borgelt is a co-trustee which were not timely reported.

                 STOCKHOLDER PROPOSALS FOR 2001 PROXY STATEMENT

     Stockholder proposals that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2001 must be received by the Company no later than December 21, 2000, and must otherwise comply with Rule 14a-8, in order to be included in the proxy statement and proxy relating to that meeting.

     The Company's By-Laws provide that advance notice of stockholder-proposed business to be brought before an Annual Meeting of Stockholders must be given to the Secretary of the Company not less than 60 days in advance of the date of the mailing of materials regarding the prior year's Annual Meeting, which mailing date is identified on the Chairman's letter at the front of this Proxy Statement. To propose business for an Annual Meeting, a stockholder must specify in writing the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the proposing stockholder's name and address, the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business. In order to be brought before the 2001 Annual Meeting, stockholders must notify the Company in writing, in accordance with the procedures set forth above, of any stockholder-proposed business no later than February 19, 2001.

     The Company's By-Laws also provide that a stockholder may request that persons be nominated for election as directors by submitting such request, together with the written consent of the persons proposed to be nominated, to the Secretary of the Company not less than 60 days prior to the date of the Annual Meeting. To be in proper form, the nominating stockholder must set forth in writing, as to each proposed nominee, the nominee's age, business address, residence address, principal occupation or employment, number of shares of Common Stock of the Company beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law, and, as to the stockholder submitting the request, such stockholder's name and address as they appear on the Company's books and the number of shares of Common Stock of the Company owned beneficially by such person.

                                   FORM 10-K

     STOCKHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DIRECTOR OF INVESTOR RELATIONS, DENTSPLY INTERNATIONAL INC., 570 WEST COLLEGE AVENUE, YORK, PENNSYLVANIA 17405-0872.

                                 OTHER MATTERS

     The Board of Directors knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card, or his duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with his judgment on such matters.

PROXY                                                                      PROXY

                          DENTSPLY INTERNATIONAL INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2000

         The undersigned stockholder of DENTSPLY International Inc. (the "Company") hereby appoints Brian M. Addison as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, on Wednesday, May 24, 2000, commencing at 9:30 a.m., local time, and at any adjournment or postponement thereof, as follows:

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                          DENTSPLY INTERNATIONAL INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


[                                                                                                                                 ]

1. Election of Class II Directors:                                                       For    Withhold     For All
   Nominees: 01-Cynthia P. Danaher, 02-Leslie A. Jones and 03-Edgar H. Schollmaier       All      All        Except
   Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the
   oval "For All Except" and write that nominee's name in the space provided.            [ ]      [ ]         [ ]



                                                                                                               --------------------
                                                                                                               Nominee Exception(s)


2. Proposal to ratify the appointment of PricewaterhouseCoopers, LLP,                    For    Against    Abstain
   independent certified accountants, to audit the books and accounts of the
   Company for the year ending December 31, 2000                                         [ ]      [ ]        [ ]



In his discretion, the proxy holder is authorized to vote upon such other matters as may properly come before the meeting. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION AS CLASS II DIRECTORS OF ALL THE NOMINEES LISTED AND "FOR" PROPOSAL 2.

Dated:                              ,2000
      ------------------------------


-----------------------------------------
Signature of Stockholder


-----------------------------------------
Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

                IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                      /\      FOLD AND DETACH HERE      /\

CONTROL NUMBER

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       OR

               TO VOTE BY INTERNET, FOLLOW THE INSTRUCTIONS BELOW:

o  Go to the following website: www.harrisbank.com/wproxy

o Enter the information requested on the computer screen, including your six digit Control Number located above

o  Follow instructions on the screen


              IF YOU VOTE BY INTERNET, DO NOT MAIL THIS PROXY CARD

--------------------------------------------------------------------------------
[LOGO]                                         DENTSPLY INTERNATIONAL INC.
                                               570 West College Avenue
                                               P.O. Box 872
                                               York, PA 17405-0872
                                               (717) 845-7511

                                               Fax (717) 849-4753

April 19, 2000

Dear DENTSPLY ESOP Participant:

AS A PARTICIPANT IN THE DENTSPLY EMPLOYEE STOCK OWNERSHIP PLAN, YOU HAVE THE RIGHT TO DIRECT THE ESOP TRUSTEE TO VOTE THE SHARES OF DENTSPLY COMMON STOCK ALLOCATED TO YOUR ESOP ACCOUNT.

Enclosed for your information are: a proxy statement providing background for the proposals to be acted upon at DENTSPLY's 2000 Annual Meeting of Stockholders; and the Annual Report for DENTSPLY for the year ending December 31, 1999. Please read the proxy statement carefully, and decide how you want the trustee to vote the shares of stock that are allocated to your ESOP account. Then, fill in the enclosed voting instruction card to direct the ESOP trustee, State Street Bank & Trust Company, how to vote the shares in your ESOP account.

YOUR VOTE IS IMPORTANT.

The ESOP trustee will vote your shares as you direct. Any shares for which the ESOP trustee receives no voting instructions, and any unallocated shares, will be voted by the ESOP trustee as instructed by the DENTSPLY ESOP Committee.

YOUR VOTE IS CONFIDENTIAL.

Your voting instructions will be kept confidential by the ESOP trustee. Voting tabulations that identify individual ESOP participants will not be disclosed to DENTSPLY.

MAKE YOUR VOTE COUNT.

Review the proxy statement, fill in your voting instruction card, sign and date it, and mail it to the ESOP trustee in the return envelope so that it will be received no later than May 22, 2000.

Very truly yours,
/s/ JOHN C. MILES II
John C. Miles II

Chairman of the Board and
Chief Executive Officer

VOTING INSTRUCTIONS

                           DENTSPLY INTERNATIONAL INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 24, 2000


To State Street Bank & Trust Company, Trustee:

         As a participant in the DENTSPLY International Inc. Employee Stock Ownership Plan (the "ESOP"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY International Inc. (the "Company") allocated to my ESOP account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                          DENTSPLY INTERNATIONAL INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


[                                                                                                                                 ]

1. Election of Class II Directors:                                                       For    Withhold     For All
   Nominees: 01-Cynthia P. Danaher, 02-Leslie A. Jones and 03-Edgar H. Schollmaier       All      All        Except
   Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the
   oval "For All Except" and write that nominee's name in the space provided.            [ ]      [ ]         [ ]



                                                                                                               --------------------
                                                                                                               Nominee Exception(s)


2. Proposal to ratify the appointment of PricewaterhouseCoopers, LLP,                    For    Against    Abstain
   independent certified accountants, to audit the books and accounts of the
   Company for the year ending December 31, 2000                                         [ ]      [ ]        [ ]



In his discretion, the proxy holder is authorized to vote upon such other matters as may properly come before the meeting. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION AS CLASS II DIRECTORS OF ALL THE NOMINEES LISTED AND "FOR" PROPOSAL 2.

Dated:                              ,2000
      ------------------------------


-----------------------------------------
Signature of Stockholder


-----------------------------------------
Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

                IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                      /\      FOLD AND DETACH HERE      /\

CONTROL NUMBER

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       OR

               TO VOTE BY INTERNET, FOLLOW THE INSTRUCTIONS BELOW:

o  Go to the following website: www.harrisbank.com/wproxy

o Enter the information requested on the computer screen, including your six digit Control Number located above

o  Follow instructions on the screen


              IF YOU VOTE BY INTERNET, DO NOT MAIL THIS PROXY CARD

--------------------------------------------------------------------------------
[LOGO]                                         DENTSPLY INTERNATIONAL INC.
                                               570 West College Avenue
                                               P.O. Box 872
                                               York, PA 17405-0872
                                               (717) 845-7511

                                               Fax (717) 849-4753

April 19, 2000

Dear DENTSPLY 401(k) Participant:

AS A PARTICIPANT IN THE DENTSPLY 401(k) SAVINGS PLAN, YOU HAVE THE RIGHT TO DIRECT THE 401(k) TRUSTEE TO VOTE THE SHARES OF DENTSPLY COMMON STOCK HELD IN YOUR 401(k) ACCOUNT.

Enclosed for your information are: a proxy statement providing background for the proposals to be acted upon at DENTSPLY's 2000 Annual Meeting of Stockholders; and the Annual Report for DENTSPLY for the year ending December 31, 1999. Please read the proxy statement carefully, and decide how you want the trustee to vote the shares of stock that are allocated to your 401(k) account. Then, fill in the enclosed voting instruction card to direct the 401(k) trustee, The Charles Schwab Trust Company, how to vote the shares in your 401(k) account.

YOUR VOTE IS IMPORTANT.

The 401(k) trustee will vote your shares as you direct. Any shares for which the 401(k) trustee receives no voting instructions will be voted by the 401(k) trustee as instructed by the DENTSPLY 401(k) Committee.

YOUR VOTE IS CONFIDENTIAL.

Your voting instructions will be kept confidential by the 401(k) trustee. Voting tabulations that identify individual 401(k) participants will not be disclosed to DENTSPLY.

MAKE YOUR VOTE COUNT.

Review the proxy statement, fill in your voting instruction card, sign and date it, and mail it to the 401(k) trustee in the return envelope so that it will be received no later than May 22, 2000.

Very truly yours,
/s/ JOHN C. MILES II
John C. Miles II

Chairman of the Board and
Chief Executive Officer

VOTING INSTRUCTIONS


                           DENTSPLY INTERNATIONAL INC.
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 24, 2000


To The Charles Schwab Trust Company, Trustee:

         As a participant in the DENTSPLY International Inc. 401(k) Savings Plan (the "401(k)"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY International Inc. (the "Company") allocated to my 401(k) account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                          DENTSPLY INTERNATIONAL INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


[                                                                                                                                 ]

1. Election of Class II Directors:                                                       For    Withhold     For All
   Nominees: 01-Cynthia P. Danaher, 02-Leslie A. Jones and 03-Edgar H. Schollmaier       All      All        Except
   Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the
   oval "For All Except" and write that nominee's name in the space provided.            [ ]      [ ]         [ ]



                                                                                                               --------------------
                                                                                                               Nominee Exception(s)


2. Proposal to ratify the appointment of PricewaterhouseCoopers, LLP,                    For    Against    Abstain
   independent certified accountants, to audit the books and accounts of the
   Company for the year ending December 31, 2000                                         [ ]      [ ]        [ ]



In his discretion, the proxy holder is authorized to vote upon such other matters as may properly come before the meeting. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION AS CLASS II DIRECTORS OF ALL THE NOMINEES LISTED AND "FOR" PROPOSAL 2.

Dated:                              ,2000
      ------------------------------


-----------------------------------------
Signature of Stockholder


-----------------------------------------
Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

                IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                      /\      FOLD AND DETACH HERE      /\

CONTROL NUMBER

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       OR

               TO VOTE BY INTERNET, FOLLOW THE INSTRUCTIONS BELOW:

o  Go to the following website: www.harrisbank.com/wproxy

o Enter the information requested on the computer screen, including your six digit Control Number located above

o  Follow instructions on the screen


              IF YOU VOTE BY INTERNET, DO NOT MAIL THIS PROXY CARD